PERMAL HEDGE STRATEGIES FUND I

SUPPLEMENT DATED MAY 2, 2016

TO THE PROSPECTUS AND STATEMENT OF INFORMATION DATED JULY 31, 2015, FOR INSTITUTIONAL SHARES AND THE PROSPECTUS DATED JULY 31, 2015, FOR SERVICE SHARES

The following information supplements the Fund’s Prospectus and Statement of Additional Information and replaces any information to the contrary:

On May 2, 2016, the combination of the businesses of The Permal Group, of which Permal Asset Management LLC (“Permal”), the Fund’s sub-adviser, was a member, and EnTrust Capital (“EnTrust”) became effective. This transaction is referred to in this supplement as the “Combination.” A new holding company, EnTrustPermal LLC, has been formed for the combined businesses of EnTrust and The Permal Group, with Legg Mason, Inc. owning 65% and Gregg S. Hymowitz, EnTrust’s Co-founder and Managing Partner, and entities controlled by him, owning 35%. The name of Permal has been changed to EnTrustPermal Management LLC (“EnTrustPermal”) and it is a subsidiary of EnTrustPermal LLC. All references in the Prospectus and Statement of Additional Information to Permal are changed to “EnTrustPermal” as of the date of this Supplement.

The Combination resulted in a “change in control” in the ultimate ownership of Permal for purposes of the Investment Company Act of 1940 (the “1940 Act”), thereby triggering the automatic termination provisions in the sub-advisory agreements with respect to the Fund and the Master Fund between Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s manager, and Permal.

EnTrustPermal is serving as the Fund’s and the Master Fund’s sub-adviser pursuant to interim sub-advisory agreements with LMPFA. The interim sub-advisory agreements will be in effect until the earlier of shareholder approval of the proposed new sub-advisory agreements between LMPFA and EnTrustPermal with respect to the Fund and the Master Fund or September 29, 2016, which is 150 days from the termination of the prior sub-advisory agreements with Permal. There are no material differences between the interim sub-advisory agreements and the current sub-advisory agreements, except for the term and termination provisions and certain provisions required by Rule 15a-4 under the 1940 Act, which are required for all interim agreements of this type. If shareholders of the Fund or the Master Fund do not approve the proposed new sub-advisory agreements by September 29, 2016, EnTrustPermal will no longer serve as the sub-adviser for the Fund and the Master Fund and the Board will take such actions as are available and as it deems in the exercise of its business judgment to be practicable and in the best interests of the Fund.

The following text replaces the second paragraph in the sections of the Prospectus titled “Sub-Adviser”:

The Sub-Adviser is a separate subsidiary of EnTrustPermal LLC, a holding company formed for the combined businesses of EnTrust Capital (“EnTrust”) and The Permal Group. EnTrustPermal LLC is owned 65% by Legg Mason and 35% by Gregg S. Hymowitz, the Co-founder and Managing Partner of EnTrust, and entities controlled by him.

The following text replaces the first sentence of the last paragraph in the section of the Prospectus titled “Distributor and Dealers”:

Legg Mason, a Maryland corporation and the indirect parent of LMPFA and an affiliate of the Sub-Adviser, currently owns a majority of the Fund’s outstanding Shares.

This document is not a solicitation of any proxy.

Please retain this supplement for future reference.

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